UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2018

American Outdoor Brands Corporation

(Exact Name of Registrant as Specified in Charter)

Nevada	001-31552	87-0543688
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Roosevelt Avenue

Springfield, Massachusetts

(Address of principal executive offices) (Zip Code)

(800) 331-0852

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 §CRF 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 25, 2018, we held our annual meeting of stockholders to consider and vote upon the following proposals: (1) to elect directors to serve until our next annual meeting of stockholders and until their successors are elected and qualified; (2) to provide a non-binding, advisory vote on the compensation of our named executive officers for fiscal 2018 (“say-on-pay”); (3) to ratify the appointment of Deloitte & Touche LLP, an independent registered public accounting firm, as our independent registered public accountant for the fiscal year ending April 30, 2019; and (4) to vote on a stockholder proposal requiring us to issue a report related to safety measures and mitigation of harm associated with our products.

The following directors were elected at the annual meeting:

Director	Votes For	Votes Withheld	Broker Non-Votes
Barry M. Monheit	28,639,675	1,882,718	17,326,127
Robert L. Scott	28,675,048	1,847,345	17,326,127
Anita D. Britt	29,706,220	816,173	17,326,127
Robert H. Brust	29,685,793	836,600	17,326,127
P. James Debney	29,631,174	891,219	17,326,127
John B. Furman	28,813,914	1,708,479	17,326,127
Gregory J. Gluchowski, Jr.	29,646,303	876,090	17,326,127
Michael F. Golden	28,754,940	1,767,453	17,326,127
Mitchell A. Saltz	27,951,814	2,570,579	17,326,127
I. Marie Wadecki	28,704,312	1,818,081	17,326,127

Our stockholders approved the compensation of our named executive officers on a non-binding, advisory basis. The voting results were as follows:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Say-on-pay proposal	28,710,177	1,551,638	260,578	17,326,127

Our stockholders ratified the appointment of Deloitte & Touche LLP as our independent registered public accountants for the fiscal year ending April 30, 2018. The voting results were as follows:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Ratification of Deloitte & Touche LLP as independent registered public accountants	46,819,668	666,566	311,442	—

Our stockholders approved the stockholder proposal. The voting results were as follows:

	Votes For	% of Outstanding	Votes Against	% of Outstanding	Abstentions	Broker Non-Votes
Stockholder proposal	15,202,446	27.95%	13,942,478	25.64%	1,377,469	17,326,127

Under applicable regulations of the Securities and Exchange Commission, or SEC, we were required to include the stockholder proposal in our proxy statement. Our Board of Directors strongly recommended a vote against the stockholder proposal for the reasons described in our proxy statement and in other materials filed with the SEC. There were 54,384,399 shares outstanding on the record date and entitled to vote at the annual meeting. The stockholder proposal was approved by stockholders holding 15,202,446, or 28%, of our outstanding shares.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN OUTDOOR BRANDS CORPORATION

Date: September 28, 2018	By:	/s/ Jeffrey D. Buchanan
Jeffrey D. Buchanan Executive Vice President, Chief Financial Officer, Chief Administrative Officer, and Treasurer